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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 1, 2003

                      OLYMPIC CASCADE FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         DELAWARE                001-12629             36-4128138
         --------                ---------             ----------
(State or other jurisdiction    (Commission           (IRS Employer
    of incorporation)           File Number)        Identification No.)

        875 North Michigan Avenue, Suite 1560, Chicago, Illinois 60611
            (Address of principal executive offices)     (Zip Code)


     Registrant's telephone number, including area code  312-751-8833

        __________________________________________________________
       (Former name or former address, if changed since last report)




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Item 4. Changes in Registrant's Certifying Accountant.

Effective May 1, 2003, Olympic Cascade Financial Corporation dismissed Grassi & Co., CPAs, P.C. ("Grassi") as the Company's independent accountants. The action was approved by the Company's Audit Committee.

Feldman Sherb & Co., P.C., a professional corporation of certified public accountants ("Feldman"), was the independent accounting firm for the Company for the year ended September 28, 2001 and through the period ended April 19, 2002. Feldman was merged into Grassi on April 17, 2002, with Grassi as the successor firm.

The reports of Grassi and Feldman on the financial statements of the Company for either of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In addition, during the Company's two most recent fiscal years and through May 1, 2003, there was no disagreement with Grassi on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company has requested that Grassi furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4. A copy of any response received by the Company to that request will be promptly filed as an amendment to this Form 8-K, and no later than two business days after received by the Company.

On May 1, 2003, the Company's Audit Committee engaged Marcum & Kliegman LLP ("MKLLP") as the Company's new independent accountants for the year ending
September 30, 2003. During the two most recent fiscal years and the interim period preceding the engagement of MKLLP, the Company had not consulted with MKLLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by MKLLP that MKLLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or event identified in response to paragraph (a)(1)(iv) of Item 304, as those terms are used in Item 304(a)(1)(iv) of Regulations S-B and S-K and the related instructions to Item 304 of Regulations S-B and S-K.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      OLYMPIC CASCADE FINANCIAL CORPORATION




    May 5, 2003                   By: /s/  Mark Goldwasser
                                      Mark Goldwasser
                                      President and Chief Executive Officer

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